Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alarion Financial Services, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Matthew Ivers, Senior Vice President and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date:	November 12, 2010	By:	/s/ Matthew Ivers
Matthew Ivers, Senior Vice President and
Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.